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Exhibit 10.9

*Confidential treatment requested.

Delivery Order DTFA01-02-23006
Contract DTFA01-02-C-00023

DELIVERY ORDER DO#6
Under Contract No. DTFA01-02-C-00023

The purpose of this Delivery Order is to order additional Explosives Detection Systems (EDS), in accordance with Contract number DTFA01-02-C-00023. Items authorized under this Delivery Order are prescribed herein.

1.
Section B

        The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this letter contract. The following line item(s) will be ordered in accordance with the contract amounts set forth below.

CLIN	TITLE	QUANTITY	UNIT PRICE		TOTAL
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor (units [***])	[***]	$	[***]	$	[***]
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor (units [***])	[***]	$	[***]	$	[***]
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor (units [***])	[***]	$	[***]	$	[***]
	TOTAL ORDERED					$38,370,000.00
2.
Funding: Funding in the amount of $38,370,000 is hereby authorized under this Delivery Order, under the provisions set forth below:

  3.2.4-22 Limitation of Government Liability (April 1996)

    (a)
    In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $38,370,000 dollars.

    (b)
    The maximum amount for which the Government shall be liable if this contract is terminated is $38,370,000 dollars.

(End of clause)

        Expenditures above that amount are not authorized, and are at InVision's own risk.

3.
Section C

        The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTFA01-02-C-00023.

4.
Section F

        The CLINS are to be delivered to the following locations (TBD locations will be supplied upon completion of TSA site surveys).

ITEM NO.	SUPPLY/SERVICE	QTY	DATE OF DELIVERY	PLACE OF DELIVERY	PLACE OF ACCEPTANCE
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[***]	[***]	[***]	FOB ORIGIN
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[***]	[***]	[***]	FOB ORIGIN
b.
Period of Delivery

        The period of delivery for this order is from the date of award through March 30, 2003.

5.
Section G

a)
The following administration data applies to this order:

Contracting Officer

  Transportation Security Administration
  Jack Handrahan, HDO/STDO
  590 Herndon Parkway, Suite 120
  Herndon, VA 20170-5232
  Telephone (703) 796-7125
  Fax (703) 707-5675

Contracting Officer's Technical Representative (COTR)

Transportation Security Administration
Keith Goll, HDO/STDO
590 Herndon Parkway, Suite 120
Herndon, VA 20170-5232
Telephone (703) 796-7104
Fax (703) 707-5675

b.
This Delivery Order is funded in the amount of $38,370,000. This amount is considered the contract ceiling. Unless modified by the Contracting Officer in writing, the Contractor may not exceed this ceiling except at its own risk (see clause in Contracting Officer's letter dated February 19, 2002—Limitation of Government Liability (Apr 1996)

c.
The Contractor shall submit to the FAA Contracting Officer the serial numbers/ID numbers for each system delivered under this Delivery Order, at least one week prior to, but no later than, delivery of the system.

6.
Section H—Special Terms and Conditions

        The following terms apply to this Delivery Order, number DTFA01-02-23006 only.

(1)
In the event the Contractor fails to meet the delivery schedule as provided herein, such failure will be considered in accordance with the Termination for Default clause (AMS 3.10.6-4(1996)).

(2)
The Contractor shall execute and perform all terms and conditions of the License Agreement contained in the Letter Contract under which this Delivery Order is executed. Failure to adhere to the licensing agreement may result in the Government terminating the contract for default pursuant to the Termination for Default clause (AMS 3.10.6-4(1996)).

(3)
Payment Terms:

        For CLIN 0006A Production Units.

        For units 340 through 385 (CLIN0006A)

        70% of the CLIN price at satisfactory completion of Factory Acceptance Test (minus any previously paid long-lead items). Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

        30% of the CLIN price at satisfactory completion of Site Acceptance Test. Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

        For units 386 - 410 (CLIN0006A)

        50% of the CLIN price at time of order for long lead items.

        70% of the CLIN price at satisfactory completion of Factory Acceptance Test (minus any previously paid long-lead items). Satisfactory completion includes a signed for FAA-256, Inspection Report of Material and/or Services.

        30% of the CLIN price at satisfactory completion of Site Acceptance Test. Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

7.
Defense Priority and Allocation Requirement

        DO-H8 priority rating hereby applies to this delivery order. The contractor shall follow all requirements of the DPAS regulation (15 C.F.R. section 700, et seq.) during the conduct of this delivery order.

END OF DELIVERY ORDER

*Confidential treatment requested.

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  Exhibit 10.9